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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                 Date of Event Requiring Report:  March 5, 2003


                               AUGRID CORPORATION
             (Exact name of registrant as specified in its charter)


                    Nevada           000-28661                 88-0219656
    (State of Incorporation)      (Commission File Number)   (IRS Employer
                                                            Identification No.)



                              2275 East 55th Street
                             Cleveland, Ohio  44103
                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (216) 426-1589
                    ----------------------------------------
              (Registrant's telephone number, including area code)





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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

On March 15, 2003, the following changes to the Board of Directors and the Executive Officers occurred:

The majority of shares entitled to vote, and a special meeting of shareholders voted to remove the following person as Directors of the Registrant:

Earle  B.  Higgens
Cecil  Weatherspoon


The following were elected at the special meeting of the majority of shares entitled to vote to the positions indicated:

Name                      Age          Position

M.J. Shaheed               35    Chairman of the Board of Directors, President

Mary F. Sloat-Horoszko     35    Director, Secretary
                                 Vice President of Communications and Marketing

Anthony Cooper             57    Director and Chief Technology Officer

Michael Young              44    Director and Chief Operating Officer

Stan Chapman               35    Director, Treasurer and Chief Financial Officer


Mary F. Sloat-Horoszko - Secretary/VP of Communications/Marketing/Director Title change, biographical information remains the same

Anthony Cooper - Chief Technology Officer/Director
Mr. Cooper has more than 25 years experience in technology research, development and advancement. He has worked in the flat panel and semiconductor industry, lending his expertise to organizations like Alcoa, Sym-Tek and Candescent Corporation. Mr. Cooper has a reputation for successfully taking industry specific equipment design concepts from inception of process to manufacturing of product in less than two years. He holds both a BS and HNC in Mechanical Engineering and studied Industrial Law and Management at Ruskin College, Oxford.

Michael Young - COO/Director
Mr. Young has over 20 years experience in Sales, Sales Management and Training. As a sales representative and national account manager for a national magazine and statewide newspaper Mr. Young rejuvenated sales in his territory, tripling

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sales during his tenure.  As a manager and owner in the electronic security industry Mr. Young serviced both retail sales as well as wholesale distribution to regional territories. He is an accomplished public speaker and trainer, working with colleagues including Tony Brown, Les Brown and Zig Ziglar.

Stan Chapman - Treasurer/CFO/Director
BS Business Administration\ Accounting. With over13 years of Public Accounting experience Mr. Chapman has operated as comptroller for Augrid Corporation as well as CEO of a Private Consulting Firm and controller for both public and private companies. Stan also currently serves as CFO for a Cleveland not-for-profit organization. Mr. Chapman's financial services experience includes extensive auditing, projections, budget and corporate tax returns.



EXHIBITS

N/A


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

     By:  /s/  M.J.  Shaheed
     ---------------------------------
          M.J.  Shaheed
          President

Date:     March  21,  2003





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